BIOTRICITY INC.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Biotricity Inc. (the “Company”) for the quarterly period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Ayanoglou, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2018

/s/ John Ayanoglou

John Ayanoglou

(Principal Financial Officer and Principal Accounting Officer)